                                LNB Bancorp, Inc.

                             Exhibit to Form 10 - K/A

                  (for the fiscal year ended December 31, 2002)

                         S - K Reference Number (99.2)



               Annual report on Form 11-K of The Lorain National Bank
                 401(k) Plan (registration number 333-53210) for the plan year ended December 31, 2002 filed as an amendment to the annual report on Form 10-K.

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON D.C. 20549

                                FORM 11-K

FOR ANNUAL REPORTS OF EMPLOYEE STOCK PURCHASE, SAVINGS AND
SIMILAR PLANS PURSUANT TO SECTION 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934




[ X ] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
      EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2002

Note: This Form 11-K is being filed as an amending Appendix to the Form
      10-K of LNB Bancorp, Inc. for the fiscal year ended December 31, 2002 pursuant to Rule 15d-21, therefore no fee is required.


      [   ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934
For the transition period from                   to
                                ----------------    -----------




Commission file number 0-13203




                  THE LORAIN NATIONAL BANK 401(K) PLAN
                  --------------------------------------------
                            (Full title of the plan)



         LNB BANCORP, INC.      457 Broadway   Lorain, Ohio 44052-1769
         -------------------------------------------------------------
        (Name of issuer of the securities held pursuant to the plan and the address of its principal executive office)

                             REQUIRED INFORMATION

Audited plan financial statements and schedules prepared in accordance with the financial reporting requirements of the Employee Retirement Income Securities Act of 1974, as amended, are filed herewith in lieu of the requirements of an audited statement of financial condition and statement of income and changes in plan equity.

Financial Statements and Exhibits

A) The following financial statements and schedules are filed as part of this annual report:

     1)   Independent Auditors' Report

     2)   Statements of Assets Available for Plan Benefits
          - December 31, 2002 and 2001

     3)   Statements of Changes in Assets Available for Plan Benefits
          - Years ended December 31, 2002 and 2001

     4)   Notes to Financial Statements

     5) Schedule H, line 4i - Schedule of Assets (Held at End of Year) - December 31, 2002

     6) Schedule H, line 4j - Schedule of Reportable Transactions - Year ended December 31, 2002

     7) Schedule G, Part III - Nonexempt Transactions - Year ended December 31, 2002

B) The following Exhibit is filed as part of this annual report:

     24.  Consent of Independent Accountants

(COVER EMBOSSED WITH LOGO)
KPMG LLP
One Cleveland Center
1375 East Ninth Street, Suite 2600
Cleveland, OH 44114-1796

The Lorain National Bank
401(k) Plan

Financial Statements and Schedules

December 31, 2002 and 2001

(With Independent Auditors' Report Thereon)

THE LORAIN NATIONAL BANK 401(K) PLAN

Table of Contents

                                                       Page

      Independent Auditors' Report                       1

      Statements of Assets Available for Plan Benefits,
       December 31, 2002 and 2001                        2

      Statements of Changes in Assets Available for
       Plan Benefits, Years ended
       December 31, 2002 and 2001                        3

      Notes to Financial Statements                      4

      SCHEDULES

      1 Schedule H, line 4i - Schedule of Assets
         (Held at End of Year) - December 31, 2002       8

      2 Schedule H, line 4j - Schedule of Reportable
          Transactions - Year ended December 31, 2002    9

      3 Schedule G, Part III - Nonexempt Transactions -
          Year ended December 31, 2002                  10

      All other schedules required to be filed in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and accordingly have been omitted.

(LETTERHEAD)
(LOGO)
KPMG LLP
One Cleveland Center
1375 East Ninth Street, Suite 2600
Cleveland, OH 44114-1796

                         Independent Auditors' Report

The Plan Administrator
The Lorain National Bank
Sponsor of The Lorain National Bank
 401(k) Plan:

We have audited the accompanying statements of assets available for plan benefits of The Lorain National Bank 401(k) Plan (Plan) as of December
31, 2002 and 2001, and the related statement of changes in assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets available for plan benefits of the Plan as of December 31, 2002 and 2001, and the changes in those assets for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental Schedule H, line 4i-Schedule of Assets (Held at End of Year) as of December 31, 2002 and
Schedule H, line 4j - Schedule of Reportable Transactions for the year ended December 31, 2002, and Schedule G, Part III - Nonexempt Transactions for the year ended December 31, 2002 are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These supplemental schedules are the responsibility of the Plan's management. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP
May 30, 2003

(LOGO)
Member Firm of
KPMG International

                      THE LORAIN NATIONAL BANK 401(K) PLAN

             Statements of Assets Available for Plan Benefits

                         December 31, 2002 and 2001



                  Assets                                2002      2001
                                                     --------- ---------
    Assets:
      Short-term cash investments                  $   229,633   189,900
      Investments, at fair value (notes 3 and 6)
        Common stock - LNB Bancorp, Inc.             3,869,193 2,804,280
        Mutual Funds                                   593,754   272,311
      Dividends and interest receivable                 38,741    36,293
      Contribution receivable                           19,497        -
      Receivable from employer (note 8)                 11,871        -
                                                     --------- ---------
          Total assets available for plan benefits $ 4,762,689 3,302,784
                                                     ========= =========


    See accompanying notes to financial statements.

                                       2

                       THE LORAIN NATIONAL BANK 401(K) PLAN


              Statements of Changes in Assets Available for
                                Plan Benefits

                     Years ended December 31, 2002 and 2001

                                                        2002       2001
                                                     ---------  ---------
  Additions:
    Investment income:
      Dividends                                     $  143,201   130,006
      Interest                                           5,655     6,803
      Net appreciation in fair
        value of investment  (note 3)                  718,075    24,130
                                                     ---------  ---------
              Total investment income                  866,931   160,939
                                                     ---------  ---------
    Contributions:
      Employer                                         214,717   200,889
      Employer - other (note 8)                         11,871,      -0-
      Participants                                     470,259   400,123
      Participant rollovers                             73,631    10,486
                                                     ---------  ---------
              Total contributions                      770,478   611,498
                                                     ---------  ---------
              Total additions                        1,637,409   772,437

  Deductions:
    Distributions to participants                     (177,504) (243,970)
                                                     ---------  ---------
    Increase in assets available for plan benefits   1,459,905   528,467

  Assets available for plan benefits:
    Beginning of year                                3,302,784 2,774,317
                                                     --------- ---------
    End of year                                    $ 4,762,689 3,302,784
                                                     ========= =========

  See accompanying notes to financial statements.

                    THE LORAIN NATIONAL BANK 401(k) PLAN

                         Notes to Financial Statements

                          December 31, 2002 and 2001


(1)  Description of the Plan

     The following is a general description of The Lorain National Bank 401(k) Plan (Plan). Participants should refer to the Plan agreement for a more complete description of the Plan's provisions.

     (a)   General

           The Plan is a defined contribution plan sponsored by The Lorain National Bank (Bank), a wholly owned subsidiary of LNB Bancorp, Inc., covering substantially all employees of the Bank and related Bancorp affiliates for which the Bank acts as common paymaster. An employee is eligible to participate in the Plan after the attainment of age 19 and completion of 90 days of service, as defined in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974
          (ERISA).

           Under the terms of the Plan, the Investment and Trust Services Division of the Bank acts as trustee for the Plan and, as such, manages a trust fund which includes all of the Plan's assets. The Plan stipulates that employer matching contributions will be invested in LNB Bancorp, Inc. common stock and short-term cash investments.

           The board of directors of Lorain National Bank, the Corporation's wholly owned subsidiary, authorized the Bank as employer and trustee to execute an Adoption Agreement for a 401(k) Plan and Trust (the Plan), effective January 1, 2001. The Plan amended and restated the Lorain National Bank Stock Purchase Plan. The Plan is established in accordance with the requirements under Section 401(a) and Section 401(k) of the Internal Revenue Code. The Plan was submitted to the IRS for determination by the IRS that the Plan is qualified under Section 401(a) of the Internal Revenue Code and that its trust qualified under Section 501(a) of the Internal Revenue Code. LNB Bancorp, Inc. believes that the Plan complies with the requirements under Section 401(a) and Section 401(k) of the Internal Revenue Code. The Plan offers the investment choices of Money Market Mutual Funds, U. S. Treasury Index Funds, Equity Mutual Funds, International Mutual Funds and LNB Bancorp, Inc. common stock.

                     THE LORAIN NATIONAL BANK 401(k) PLAN

                         Notes to Financial Statements

                          December 31, 2002 and 2001

     (b)   Contributions

           Prior to January 1, 2002. the Plan allows participants to make pretax contributions up to 6% of eligible compensation, subject to certain limitations. Effective for Plan years commencing after January 1, 2002, the maximum deferrals are no longer limited to 6% of eligible compensation but are limited up to the maximum dollar limits set by the IRS which is $11,000 for 2002, plus a $1,000 catch-up contribution for employees over the age of 50. Based on number of hours worked or paid, certain participants in the 401(k) plan are eligible to receive Company contributions. The amount of Company contributions were $214,717 and $200,889 for 2002 and 2001, respectively. The Company makes a contribution to the employee's plan account bi-weekly.

           Employee contributions are invested according to participant investment elections for pretax contributions. If an employee has not made investment elections, the employee contributions will be invested in Federated Money Market fund. Employer contributions are not participant-directed and are invested in LNB Bancorp, Inc. common stock.





                                     4

                    THE LORAIN NATIONAL BANK 401(k) PLAN

                         Notes to Financial Statements

                         December 31, 2002 and 2001

           To receive a Company contribution, a participant must be employed on the last day of the Plan year. A participant's account also receives the Company contribution for the year in which they retire, become disabled, or die.

     (c)   Participant Accounts

           Each participant's account is credited with the participant's Contribution and the Company's contribution, and an allocation of Plan earnings. The benefits to which a participant is entitled is the benefit that can be provided from the participant's vested account.

     (d)   Forfeitures

           At December 31, 2002, forfeited nonvested accounts totaled $11,583. This amount will be used to reduce future employer contributions.

     (e)   Investment

           The fair value of investments and changes therein are determined through the use of current quoted market values. Purchases and sales are recorded on a trade-date basis. Interest income is recorded on the accrual method of accounting.

     (f)   Vesting

           Participants are immediately vested in their voluntary contribution plus any earnings accrued thereon. The Company's contribution is 100% vested after an employee completes five years of service, with vesting accruing 20% for each year of service.

     (g)   Payment of Benefits

           Upon termination of service, the vested amount of the Company's contributions and earnings thereon is paid at the election of the participant in cash. Participants can elect to receive their voluntary contributions and earnings thereon in a single lump-sum cash payment or in substantially equal installments over a period of not more than the assumed life expectancy of the participant and the participant's beneficiary.

                    THE LORAIN NATIONAL BANK 401(k) PLAN

                         Notes to Financial Statements

                          December 31, 2002 and 2001

     (h)   Withdrawals

           Aside from normal retirement distributions, pretax savings may be withdrawn only upon attainment of age 65. In accordance with plan provisions, pretax savings may also be withdrawn for reasons of extreme financial hardship as defined under federal law. An employee can make only one withdrawal in any twelve-month period, relative to the Stock Purchase Plan provision, of pre-2000 after tax dollars and Company match.




                                     5

                    THE LORAIN NATIONAL BANK 401(k) PLAN

                         Notes to Financial Statements

                          December 31, 2002 and 2001

     (i)   Participant Loans

           Participants may borrow from their fund accounts a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50% of their account balance, whichever is less. The loans are secured by the balance in the participant's account and are charged a rate of interest commensurate with local prevailing rates as determined by the plan administrator. Principal and interest is paid ratably through monthly payroll deductions. There were no participant loans outstanding at December 31, 2002 and 2001.

     (j)   Plan Expenses

           The administrative expenses of the Plan are paid by the Bank.

(2)  Significant Accounting Policies

     (a)   Basis of Presentation

           The financial statements of the Plan are prepared using the accrual basis of accounting.

     (b)   Investment Valuation and Income Recognition

           The Plan's investments are stated at fair value. Quoted market prices are used to value investments. Purchases and sales of securities are recorded on a trade-date basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual method of accounting.

     (c)   Use of Estimates

           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Plan management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and changes therein, and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

(3)  Investments

     The following table presents the fair value of investments at December 31, 2002 and 2001. Items that represented 5% or more of the Plan's assets are separately identified.
                                             2002              2001
                                         --------------  ---------------
     Common stock - LNB Bancorp, Inc.:
       142,512 and 129,678 common shares
       in 2002 and 2001, respectively      $ 3,869,193      2,804,280
       Mutual funds                            593,754        272,311
                                         ============== ================







                                 6

                    THE LORAIN NATIONAL BANK 401(K) PLAN

                         Notes to Financial Statements

                          December 31, 2002 and 2001

     During the years ended December 31, 2002 and 2001, the Plan's investments (including investments bought, sold, and held during the year) appreciated (depreciated) in value as follows:
                                                2002            2001
                                         --------------   -----------
     Common stock - LNB Bancorp, Inc.    $      807,070        26,082
     Mutual funds                               (88,995)       (1,952)
                                         ----------------------------
                                         $      718,075        24,130
                                         ==============   ===========

(4)  Plan Termination

     The Company has voluntarily agreed to make contributions to the Plan. Although the Company has not expressed any intent to terminate the Plan agreement, it may do so at any time. In the event of such termination, each participant will receive 100% of the amounts contributed to the Plan and earnings thereon, and the vested amount of the Company's matching contribution.

(5)  Federal Income Taxes

     The Internal Revenue Service (IRS) issued its latest determination letter on January 27, 2003, which stated that the Plan and underlying Trust, as designed, qualify under the applicable provisions of the Internal Revenue Code (Code). In the opinion of the plan administrator, the Plan and its underlying Trust have operated within the terms of the Plan and remain qualified under the applicable provisions of the Internal Revenue Code.

(6)  Party-in-interest Transactions

     The following is a summary of transactions in common stock of LNB Bancorp, Inc., 100% owner of the Bank, during the year ended
     December 31, 2002:                          Number
                                                of Shares     Fair Value
                                               ----------   ------------
     Balance at December 31, 2001               129,678      $ 2,804,280
                                               ----------   ------------
       Stock Dividend, 2%                         2,577               -
       Purchases                                 16,061          399,532
       Distributions                             (5,804)        (141,689)
       Net appreciation                               -          807,070
                                               ----------   ------------
     Balance at December 31, 2002               142,512      $ 3,869,193
                                               ==========   ============







                                 7

                    THE LORAIN NATIONAL BANK 401(K) PLAN

                         Notes to Financial Statements

                          December 31, 2002 and 2001

(7)  Assets Available for Distribution to Participants

                                                     2002          2001
                                                 ------------  ------------
     Assets payable to terminated participants  $     27,101            -
     Assets available for continuing participants  4,735,588     3,302,784
                                                 ------------  ------------
                                                $  4,762,689     3,302,784
                                                 ============  ============
(8)  Prohibited Transaction

During portions of 2000 and 2001 the Plan and its predecessor, The Lorain National Bank Stock Purchase, purchased shares of LNB Bancorp, Inc. common stock (LNB Stock), consistently near the close of the trading day, through open market trades using registered brokerage firms. Since it is possible that a purchase of LNB Stock at the close of the day could cause the price of LNB Stock to be slightly higher than it might otherwise have been if the trading day had ended without a sale, LNB has elected to treat such end of day purchases as prohibited transactions.

Pursuant to its decision to treat such end of day purchases by the Plans as prohibited transactions, LNB has elected to voluntarily correct such transactions. The impact of this potential overpayment of the purchase price was calculated in accordance with Department of Labor guidelines and amounted to $10,176, plus interest of $1,695. The total correction amount, including accrued interest was paid by LNB to the Plan on June 13, 2003, and is included as a receivable from employer in the statement of assets available for plan benefits and as an employer contribution in the statement of changes in assets available for plan benefits at December 31, 2002.

                                    8

                                                             Schedule 1

                      THE LORAIN NATIONAL BANK 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

         Schedule H, line 4i - Schedule of Assets (Held at End of Year)

                            December 31, 2002

Column A    Column B               Column C           Column D  Column E
-------- ------------------ ------------------------- --------- --------
                            Description of investment
        Identity of issue,  including maturity date,
         borrower, lessor   rate of interest, collateral,        Current
        or similar party    par or maturity value         Cost    value
-------- -----------------   -------------------------- --------- --------

*       LNB Bancorp, Inc.    142,512 shares of         $1,814,522  3,869,193
                              LNB Bancorp, Inc.        ========== ==========
                              common stock

*       Lorain National Bank Treasury Trust Fund       $  229,633    229,633
                                                       ========== ==========
                             Mutual funds
        Janus Fund           Janus Advisor International
                               Fund                    $              41,057
        Northern             Northern Institutional
        Institutional Funds    Funds Balanced Fund            **      52,534
        Northern             Northern Institutional
        Institutional          Focused Growth Portfolio       **      76,132
        Portfolio
        Northern             Northern Institutional
        Institutional Funds    Funds US Treasury Index A      **      94,629
        Vanguard Fund        Vanguard Explorer Fund           **     105,186
        Vanguard Fund        Vanguard 500 Index Fund          **     132,380
        Dodge & Cox          Dodge & Cox Stock Fund           **      91,836
                                                        ---------- ---------
                                    Total              $        -  4,692,580

*  Party in interest
** Historical cost information is no longer required on the Schedule of Assets Held for Investments at End of Year for participant-directed Investments.

   See accompanying independent auditors' report.
                                      8

                                                        Schedule 2

                     THE LORAIN NATIONAL BANK 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

         Schedule H, line 4j - Schedule of Reportable Transactions
                        Year ended December 31, 2002

Series transactions, when aggregated, involving an amount in excess of 5% of the current value of Plan assets:

   Column A             Column B          Column C    Column D  Column E
--------------------  -----------------   ----------  --------  ---------
                                          Total       Total
                                          dollar      dollar
  Identity of          Description        value of    value     Lease
  party involved       of assets          purchases   of sales  rental
--------------------  -----------------   ----------  ---------  ---------
* LNB Bancorp, Inc.    LNB Bancorp, Inc.
                        common stock;
                       14 purchases      $ 270,130        -       -
                       10 sales                 -     38,621      -

* Lorain National Bank Treasury Trust Fund;
                       125 purchases     $ 795,161        -       -
                       79 sales          $      -    755,428      -
                                          ========== ========== ==========

Schedule of Reportable Transactions Continued
  Column A             Column B           Column F     Column G   Column H
--------------------  -----------------   ------------ --------- ---------
                                                                 Current
                                          Expenses                value of
                                          incurred               asset on
  Identity of         Description         with        Cost of  transaction
  party involved      of assets           transaction asset       date
--------------------  -----------------   ------------ --------  --------
* LNB Bancorp, Inc.    LNB Bancorp, Inc.
                        common stock;
                       14 purchases             -      270,130    270,130
                       10 sales                 -       30,663     38,621

* Lorain National Bank Treasury Trust Fund;
                       125 purchases            -      795,161    795,161
                       79 sales                 -      755,427    755,427
                                          ============ ========= ========

                                                           Schedule 2


                    THE LORAIN NATIONAL BANK 401(k) PLAN

                             EIN: 34-0869480
                             PLAN NUMBER: 003

     Schedule H, line 4j - Schedule of Reportable Transactions Continued
                        Year ended December 31, 2002



   Column A             Column B           Column I
--------------------  -----------------   ----------
  Identity of          Description         Net gain
  party involved       of assets           or (loss)
--------------------  -----------------   ----------
* LNB Bancorp, Inc.    LNB Bancorp, Inc.
                        common stock;
                       14 purchases             -
                       10 sales              7,958

* Lorain National Bank Treasury Trust Fund;
                       125 purchases            -
                       79 sales                 -
                                          ==========




* Party in interest

  See accompanying independent auditors' report.



                                   9

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   1,000 shares of LNB Bancorp,  $ 20,250 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,250 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,000 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $20,285  $19,500  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,285  $ 3,900  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,135  $ 3,800  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,035  $ 3,800  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,135  $ 3,800  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,135  $ 4,100  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,100  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,000  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,037  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,000  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,000  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,000  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services
                                                             Schedule 2
                            THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 4,135  $ 3,850  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,035  $ 3,800  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,072  $ 3,750  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,035  $ 3,750  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,035  $ 4,000  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,035  $ 3,800  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   *Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,050 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,025 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,050 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,200 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 4,085  $ 3,926  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,060  $ 3,900  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,135  $ 4,100  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,135  $ 4,100  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,085  $ 3,976  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,235  $ 4,100  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

    * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,275  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,350  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,600  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,750  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   300 shares of LNB Bancorp,    $ 6,900  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,    $ 4,700  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 4,310  $ 4,200  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,385  $ 4,250  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,635  $ 4,500  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,785  $ 4,600  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 6,935  $ 6,900  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,735  $ 4,600  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,475 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,200 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,187 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,050 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,000 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 1,950 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,510  $ 2,300  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,200  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,222  $ 2,187  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,085  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,035  $ 2,000  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 1,985  $ 1,950  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,025  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,000  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,050  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,038  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,100  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,100  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,060  $ 1,950  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,035  $ 1,900  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,085  $ 1,925  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,073  $ 1,950  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,135  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,135  $ 2,050  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,169 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,137 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,138 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,137 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,125 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,204  $ 2,025  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,172  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,173  $ 2,025  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,172  $ 2,138  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,160  $ 2,075  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,135  $ 2,000  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,075  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,075  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,062  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,050  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,063  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,062  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,110  $ 2,000  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,110  $ 2,075  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,097  $ 2,062  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,085  $ 1,950  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,098  $ 2,062  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,097  $ 1,900  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,063 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,062 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,063 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,062 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,063 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,150 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,098  $ 1,975  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,097  $ 2,062  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,098  $ 2,062  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,097  $ 2,062  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,098  $ 2,063  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,050  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,125  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,200  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,200  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,150  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,150  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,150  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,160  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,100  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,150  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,200 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,200 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,150 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,112 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,113 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,125 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,175  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,200  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,150  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,147  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,148  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,160  $ 2,050  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,075  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,075  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,187  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,188  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,200  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,200  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN
                              EIN: 34-0869480

                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,110  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,110  $ 2,075  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,222  $ 2,188  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,223  $ 2,188  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,200  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,200  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,275 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,300 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,300 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,300 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,300 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,325 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,310  $ 2,275  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,335  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,335  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,335  $ 2,056  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,335  $ 2,300  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,360  $ 2,125  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,325  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,187  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,200  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,194  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,194  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,194  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,360  $ 2,131  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,222  $ 2,188  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,113  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,112  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,112  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,150  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,194 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,194 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,194 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,194 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,194 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,144 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,194  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,125  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,194  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,112  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,112  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,179  $ 2,144  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,150  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,150  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,162  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,188  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,169  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,163  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,150  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,150  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,197  $ 2,150  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,223  $ 2,162  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,204  $ 2,125  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,198  $ 2,125  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,200 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,187 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,188 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,200 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,200 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,193 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,137  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,222  $ 2,138  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,223  $ 2,137  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,137  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,235  $ 2,131  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,228  $ 2,194  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,194  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,181  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,181  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,181  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,181  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,181  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,229  $ 2,194  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,131  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,181  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,112  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,106  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,112  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,181 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,175 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,181 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,181 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,275 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,263 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,175  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,210  $ 2,113  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,112  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,216  $ 2,181  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,310  $ 2,275  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,298  $ 2,250  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,300  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,294  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,275  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,275  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   140 shares of LNB Bancorp,    $ 3,010  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,100  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,335  $ 2,300  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,329  $ 2,250  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,310  $ 2,275  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,310  $ 2,250  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 3,045  $ 2,870  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,135  $ 2,025  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,050 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   200 shares of LNB Bancorp,     $ 4,250 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,100 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,186 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,085  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 4,285  $ 4,100  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,135  $ 2,025  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,135  $ 2,050  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,135  $ 2,075  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,221  $ 2,100  $   -
Investment
and Trust
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                          Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,150  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,175  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,075  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,050  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,105  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,    $ 2,130  $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                            THE LORAIN NATIONAL BANK
                                   401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                         Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,150  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,210  $ 2,000  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,110  $ 2,025  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,085  $ 2,030  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,140  $ 2,040  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,165  $ 2,130  $   -
Investment
and Trust
Services

                           THE LORAIN NATIONAL BANK
                                  401(k) PLAN

                                EIN: 34-0869480
                                PLAN NUMBER: 003

                  Schedule G, Part III - Nonexempt Transactions
                           Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B               Column C            Column D Column E
-------- --------------- ----------------------------- -------- --------
         Relationship to Description of transactions
Identity plan, employer   including maturity date,
of party or other party  rate of interest, collateral, Purchase Selling
involved of interest      par or maturity value         Price   Price
-------- --------------- ----------------------------- -------- --------

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,085 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,005 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   121 shares of LNB Bancorp,     $ 2,662 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

LNB       Plan Trustee   100 shares of LNB Bancorp,     $ 2,150 $   -
Investment               Inc. common stock, $1.00
and Trust                par value
Services

                          THE LORAIN NATIONAL BANK
                                 401(k) PLAN

                              EIN: 34-0869480
                              PLAN NUMBER: 003

               Schedule G, Part III - Nonexempt Transactions
                       Year ended December 31, 2002

   * Current value of asset is the lowest trade price on the date of the transaction.

Column A    Column B     Column F  Column G   Column H Column I Column J
-------- --------------- -------- ----------- -------- -------- -----------
         Relationship to          Expenses                      Net gain
Identity plan, employer           incurred             Current  (loss)
of party or other party  Lease    with the    Cost of  Value of on each
involved of interest     Rental   transaction Asset    Asset*   transaction
-------- --------------- -------- ----------- -------- -------- -----------

LNB       Plan Trustee   $   -    $   35      $ 2,120  $ 2,055  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,040  $ 1,960  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,697  $ 2,595  $   -
Investment
and Trust
Services

LNB       Plan Trustee   $   -    $   35      $ 2,185  $ 2,080  $   -
Investment
and Trust
Services

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.



                    THE LORAIN NATIONAL BANK 401(K) PLAN
                    ------------------------------------
                              (Name of Plan)




Date: June 30, 2003           By: /s/ Gregory D. Friedman
      -------------               ----------------------------
                                  Gregory D. Friedman, CPA
                                  Executive Vice President,
                                  Chief Financial Officer and
                                  Corporate Secretary



                                  /s/ Mitchell J. Fallis
                                  ----------------------------
                                  Mitchell J. Fallis, CPA
                                  Vice President and
                                  Chief Accounting Officer

(LETTERHEAD)                                           Exhibit 23.2
(LOGO)
KPMG LLP
One Cleveland Center
1375 East Ninth Street, Suite 2600
Cleveland, Ohio 44114-1796





                        Consent of Independent Accountants
                        ----------------------------------


The Plan Administrator
LNB Bancorp, Inc.:

We consent to the incorporation by reference in the Registration Statement No. 333-53210 of LNB Bancorp, Inc. of our report dated May 30, 2003, relating to the statements of assets available for plan benefits of The Lorain National Bank 401(k) Plan as of December 31, 2002 and 2001, and the related statements of changes in assets available for plan benefits for the years then ended, and the related supplemental schedules, which report appears in Amendment No. 2 to the 2002 annual report on Form 10-K of LNB Bancorp, Inc.







/s/ KPMG LLP
Cleveland, Ohio
June 26, 2003

(LOGO)
Member Firm of
KPMG International